UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      November 30, 2015

ALLEGHANY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square Tower, 17th Floor, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 752-1356

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 30, 2015, Transatlantic Reinsurance Company (“TRC”), an indirect, wholly owned subsidiary of Alleghany Corporation (“Alleghany”), entered into a commutation and release agreement with AIG Property Casualty, Inc., National Indemnity Company and Resolute Management, Inc. with respect to certain reinsurance contracts (the “Commutation Agreement”), including contracts covering asbestos-related illness and environmental liabilities for 1986 and prior years (the “Commuted A&E Liabilities”).

Pursuant to the Commutation Agreement, TRC will make a settlement payment of $400 million in the 2015 fourth quarter to terminate certain TRC liabilities and obligations, including for the Commuted A&E Liabilities. Based on a preliminary analysis of its asbestos-related illness and environmental impairment (“A&E”) loss and loss adjustment expense reserves, TRC estimates that this settlement payment will eliminate approximately 90 percent of its liabilities for A&E losses occurring in 1986 and prior years.

As a result of the Commutation Agreement, Alleghany currently expects that it will incur an after-tax charge, net of reinsurance, of approximately $20 million in the 2015 fourth quarter.

The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This document contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not relate solely to historical or current facts and can be identified by the use of words such as “may,” “will,” “expects,” “estimates,” or other comparable words. These forward-looking statements are based upon Alleghany’s current expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and Alleghany’s future financial condition and results. These statements are not guarantees of future performance, and Alleghany has no specific intention to update these statements. Factors that could cause these forward-looking statements to differ, possibly materially, from that currently contemplated include the factors set forth in Alleghany’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: November 30, 2015	By:	/s/ Christopher K. Dalrymple
		Name:	Christopher K. Dalrymple
		Title:	Senior Vice President, General
Counsel and Secretary

3